UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period:	October 1, 2016 — March 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Growth Fund

Semiannual report

3 | 31 | 17

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PINOX

Putnam
International Growth
Fund

Semiannual report
3 | 31 | 17

Message from the Trustees	1

Interview with your fund’s portfolio manager	5

Your fund’s performance	9

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry, or sector. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

May 8, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

About the fund

Targeting the world of growth
potential outside the United States

Since 1995, Putnam International Growth Fund has invested in stocks of companies outside the United States that have growth potential. Backed by a team of skilled analysts, Portfolio Manager Jeff Sacknowitz targets companies of all sizes in both developed and emerging markets.

Diversified international exposure

Putnam International Growth Fund invested in 26 countries outside the United States as of March 31, 2017.

2 International Growth Fund

Capital investment may drive future growth in international markets

Capital investment — spending by businesses to purchase land and fixed assets such as machinery and buildings — is one of the keys for sustaining long-term economic growth. Many regions of the world — particularly emerging and developing Asian countries — are benefiting from a higher ratio of investment to gross domestic product (GDP) than is the United States.

International Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Recent performance may have benefited from one or more legal settlements.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/17. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 13.

4 International Growth Fund

Interview with your fund’s portfolio manager

Jeffrey B. Sacknowitz, CFA
Portfolio Manager

Jeff has an M.A. in Political Economy and International Relations from Princeton University, an M.A. in International Relations and Japanese Politics from the University of Tokyo, and a B.A. from Colgate University. He joined Putnam in 1999 and has been in the investment industry since 1993.

How would you describe the investment environment for the six-month reporting period ended March 31, 2017?

After the U.S. election in November 2016, some areas of the markets — both in and outside the United States — surged upward. With the incoming Trump administration pledging to reduce regulations, lower taxes, and commit to significant infrastructure investment, investors bid up the stocks of materials companies, industrial cyclicals, and financials, as these sectors were perceived to be the likely main beneficiaries of the pending policy changes. Some of this exuberance receded toward the end of the period, however, as the market became less optimistic regarding both policy outcomes and policy implementation.

The fund underperformed its benchmark for the reporting period. What led to this result?

Our stock selection decisions did not help the fund during the period. We look for stocks with superior growth opportunities that also trade at what we consider is an attractive valuation. These tend to be characteristics that the market rewards, although that was not the case during the period. Our performance suffered as a result, although some of the weakness was offset by a range of allocation

International Growth Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 3/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 International Growth Fund

decisions we made (such as country and industry allocations).

Has the market environment caused you to reconsider the attractiveness of different types of growth opportunities?

Given incessant worries about macroeconomic conditions — with the recovery in the United States now longer than the average duration of historical periods of economic growth, and with interest rates beginning to rise — the market focus seems to have shifted to stable earnings growth. In general, there seems to be less reward for “earnings surprises,” and we assume this reflects the market’s unwillingness to believe that such earnings surprises reflect durable new earnings trajectories.

As our investment process focuses on earnings growth over the medium term, we had already been positioning the fund in companies that we expect will enjoy sustainable revenue and profit growth. We continue to believe that inexpensively valued stocks that exhibit the potential for superior growth may deliver the greatest returns to investors, but we also suspect that over the next few years this “superior growth” is more likely to be produced by companies that are positioned to grow even if economic conditions are not consistently favorable.

Which holdings or strategies stood out for their contributions to the fund’s relative performance results?

The largest contributor to the fund’s performance was the stock of Societe Generale, a large European bank. We found another, similarly stable growth opportunity in the Dutch bank ING, which was also among the top contributors to the fund’s relative results. Another top contributor was the stock of Australian annuity provider Challenger Financial Services. In the Australian retirement market, there are few companies that offer annuity products and services. Challenger is the major player in this space. We see a long runway for growth for this company, particularly as it expands its businesses in other countries, such as Japan.

Our decision to avoid the stock of Nestle was a good one, as the stock fell out of favor with investors during the reporting period. The stock had been bid up to what we felt were rather unattractive levels earlier in 2016 by investors seeking dividend yield. With the rise in yields on government bonds after the U.S. election, investors looking for yield sold stocks like Nestle in favor of government bonds, which are more traditional holdings for investors focused on dividend yield.

What were some of the stocks that detracted from fund performance?

We made the mistake of underweighting the stock of Softbank. We thought we should focus on a purer-play Japanese telecommunications provider, but this cost us during the period. Softbank, which owns numerous telecommunications concerns around the world, including Sprint in the United States and a large stake in Alibaba in China, outperformed.

The stock of Kyudenko, an out-of-benchmark energy and HVAC service provider in Japan, underperformed during the reporting period. The company provides its services to large building projects and institutions, and it is one of the few companies in Japan that provides both electric wiring and HVAC services. A few years ago, Kyudenko began to expand into Tokyo — which is an excellent growth opportunity and a major reason why we think the company’s long-term prospects are bright. We believe that the company enjoys both a business model advantage over traditional rivals and an advantage in its access to affordable labor from its base in Kyushu, the southernmost major island in Japan. We expect these advantages will allow Kyudenko to enjoy superior profit growth over the next few years, and for this reason we added to our position in the stock.

International Growth Fund 7

A third detractor was the stock of Cenovus Energy, a Canada-based oil sands company. This stock suffered toward the end of the period following the management’s decision to add significant debt to the company’s balance sheet to purchase additional oil assets, some of which are outside of the company’s core capability.

How did your use of derivatives affect the fund’s performance?

During the period, forward currency contracts had a negative impact on the fund’s relative performance. We used these contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to hedge some of our exposure to foreign currencies. Weakness in currencies such as the Mexican peso, the euro, and the South Korean won had a negative impact on the fund’s relative performance during the period. In addition, although we employed stock options to manage some downside risks to fund performance, this strategy detracted slightly from relative returns.

What is your outlook for international growth stocks in the months ahead?

We think the global economy will continue to improve slowly. We expect further fiscal stimulus to be enacted in the United States, and we think the Federal Reserve is likely to increase interest rates at a measured pace. Outside the United States, we expect the European and Japanese economies will also continue to reflate, and central banks will remain accommodative. Even if the European Central Bank begins to taper its asset purchase program during 2017, we think it will be done cautiously.

We will continue to invest in stocks that we think will perform well regardless of the macroeconomic backdrop. At present, this means that we are a bit more focused on companies that we see as having the ability to expand earnings across the economic cycle, within our framework of seeking companies likely to enjoy superior growth at attractive valuations.

Thank you, Jeff, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 International Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (1/3/95)
Before sales charge	5.91%	14.61%	1.37%	24.10%	4.41%	–4.59%	–1.55%	6.28%	1.12%

After sales charge	5.62	8.02	0.77	16.96	3.18	–10.08	–3.48	0.17	–4.69

Class B (7/21/95)
Before CDSC	5.63	7.98	0.77	19.51	3.63	–6.72	–2.29	5.54	0.78

After CDSC	5.63	7.98	0.77	17.51	3.28	–9.48	–3.27	0.54	–4.19

Class C (2/1/99)
Before CDSC	5.12	6.28	0.61	19.53	3.63	–6.74	–2.30	5.45	0.75

After CDSC	5.12	6.28	0.61	19.53	3.63	–6.74	–2.30	4.45	–0.24

Class M (7/21/95)
Before sales charge	5.39	9.04	0.87	20.98	3.88	–6.04	–2.06	5.74	0.85

After sales charge	5.22	5.22	0.51	16.75	3.15	–9.33	–3.21	2.04	–2.68

Class R (12/1/03)
Net asset value	5.65	11.82	1.12	22.56	4.15	–5.32	–1.81	6.07	1.04

Class Y (10/4/05)
Net asset value	6.05	17.62	1.64	25.67	4.68	–3.85	–1.30	6.57	1.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

International Growth Fund 9

Comparative index returns For periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

MSCI EAFE Growth
Index (ND)	4.24%	21.64%	1.98%	33.84%	6.00%	4.56%	1.50%	7.45%	2.52%

Lipper International
Multi-Cap Growth
Funds category	5.74	15.23	1.30	29.35	5.18	2.47	0.76	9.05	3.33
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/17 , there were 482, 474, 389, 344, 213, and 31 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.317		$0.183	$0.190	$0.235		$0.282	$0.364

Capital gains	—		—	—	—		—	—

Total	$0.317		$0.183	$0.190	$0.235		$0.282	$0.364

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/16	$18.54	$19.67	$16.66	$17.06	$17.31	$17.94	$18.15	$18.73

3/31/17	18.40	19.52	16.59	16.98	17.20	17.82	18.03	18.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 International Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the
fiscal year ended 9/30/16*	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Annualized expense ratio for the
six-month period ended 3/31/17‡	1.48%	2.23%	2.23%	1.98%	1.73%	1.23%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

‡ Includes a decrease of 0.10% from annualizing the performance fee adjustment for the six months ended 3/31/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/16 to 3/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$7.42	$11.16	$11.16	$9.91	$8.67	$6.17

Ending value (after expenses)	$1,011.20	$1,007.80	$1,007.50	$1,008.50	$1,010.40	$1,012.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

International Growth Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/17, use the following calculation method. To find the value of your investment on 10/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$7.44	$11.20	$11.20	$9.95	$8.70	$6.19

Ending value (after expenses)	$1,017.55	$1,013.81	$1,013.81	$1,015.06	$1,016.31	$1,018.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 International Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate

Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

International Growth Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2017, Putnam employees had approximately $486,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 International Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Growth Fund 15

The fund’s portfolio 3/31/17 (Unaudited)

COMMON STOCKS (97.1%)*	Shares	Value

Aerospace and defense (3.1%)

Airbus SE (France)	30,926	$2,353,309

AviChina Industry & Technology Co., Ltd. (China)	369,000	255,924

Raytheon Co.	8,800	1,342,000

Saab AB Class B (Sweden)	46,731	1,972,886

Thales SA (France)	22,525	2,178,529

		8,102,648

Auto components (0.7%)

Valeo SA (France)	27,639	1,840,766

		1,840,766

Automobiles (0.4%)

Yamaha Motor Co., Ltd. (Japan)	43,100	1,037,915

		1,037,915

Banks (6.7%)

Australia & New Zealand Banking Group, Ltd. (Australia)	106,506	2,589,211

Banco Macro SA ADR (Argentina)	18,600	1,612,620

Credicorp, Ltd. (Peru)	10,100	1,649,330

Dubai Islamic Bank PJSC (United Arab Emirates)	534,218	814,512

HDFC Bank, Ltd. (India)	123,340	2,740,034

ING Groep NV GDR (Netherlands)	171,989	2,599,881

Mitsubishi UFJ Financial Group, Inc. (Japan)	96,800	608,380

Permanent TSB Group Holdings PLC (Ireland) †	246,167	633,943

Sberbank of Russia PJSC ADR (Russia)	87,990	1,015,401

Societe Generale SA (France)	64,229	3,258,101

		17,521,413

Beverages (1.0%)

Heineken NV (Netherlands)	30,967	2,636,240

		2,636,240

Biotechnology (1.7%)

China Biologic Products, Inc. (China) † S	7,900	791,027

Shire PLC (United Kingdom)	60,998	3,562,142

		4,353,169

Building products (1.1%)

Johnson Controls International PLC	70,301	2,961,078

		2,961,078

Capital markets (1.2%)

Amundi SA (France)	18,648	1,100,320

Euronext NV 144A (France)	13,308	580,727

Hamilton Lane, Inc. Class A †	25,274	471,866

KKR & Co. LP	59,300	1,081,039

		3,233,952

Chemicals (2.4%)

Akzo Nobel NV (Netherlands)	35,643	2,955,601

Albemarle Corp.	17,800	1,880,392

Sociedad Quimica y Minera de Chile SA ADR (Chile)	40,000	1,374,800

		6,210,793

16 International Growth Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

Commercial services and supplies (1.4%)

HomeServe PLC (United Kingdom)	102,122	$722,910

Securitas AB Class B (Sweden)	180,652	2,822,483

		3,545,393

Communications equipment (1.2%)

Nokia OYJ (Finland)	598,156	3,212,259

		3,212,259

Construction and engineering (2.3%)

Concord New Energy Group, Ltd. (China)	21,380,000	1,086,676

Kumagai Gumi Co., Ltd. (Japan)	1,019,000	2,654,361

Kyudenko Corp. (Japan)	83,100	2,265,414

		6,006,451

Construction materials (1.2%)

LafargeHolcim, Ltd. (Switzerland)	52,317	3,092,064

		3,092,064

Consumer finance (1.1%)

Shriram Transport Finance Co., Ltd. (India)	173,069	2,873,156

		2,873,156

Containers and packaging (0.8%)

RPC Group PLC (United Kingdom)	213,637	2,091,809

		2,091,809

Diversified financial services (2.5%)

Challenger, Ltd. (Australia)	483,640	4,637,235

ORIX Corp. (Japan)	131,000	1,938,583

		6,575,818

Diversified telecommunication services (1.7%)

Com Hem Holding AB (Sweden)	151,242	1,733,418

SFR Group SA (France) †	83,207	2,617,686

		4,351,104

Electronic equipment, instruments, and components (0.7%)

AAC Technologies Holdings, Inc. (China)	72,500	848,469

Murata Manufacturing Co., Ltd. (Japan)	7,700	1,095,208

		1,943,677

Equity real estate investment trusts (REITs) (0.9%)

Hibernia REIT PLC (Ireland)	1,700,141	2,258,069

		2,258,069

Food and staples retail (2.4%)

AIN Holdings, Inc. (Japan)	16,400	1,106,297

Koninklijke Ahold Delhaize NV (Netherlands)	143,105	3,062,448

X5 Retail Group NV GDR (Russia) †	60,451	2,034,176

		6,202,921

Food products (4.6%)

Associated British Foods PLC (United Kingdom)	96,242	3,142,358

Greencore Group PLC (Ireland)	498,977	1,536,664

Kerry Group PLC Class A (Ireland)	43,737	3,438,741

Nomad Foods, Ltd. (United Kingdom) † S	120,017	1,374,195

Orkla ASA (Norway)	299,527	2,682,633

		12,174,591

International Growth Fund 17

COMMON STOCKS (97.1%)* cont.	Shares	Value

Health-care equipment and supplies (2.3%)

Hoya Corp. (Japan)	57,900	$2,785,524

Nipro Corp. (Japan)	73,700	1,039,334

Sartorius AG (Preference) (Germany)	26,308	2,308,377

		6,133,235

Health-care providers and services (0.6%)

Fresenius SE & Co. KGaA (Germany)	18,171	1,460,258

		1,460,258

Health-care technology (1.2%)

CompuGroup Medical SE (Germany)	67,880	3,021,128

		3,021,128

Hotels, restaurants, and leisure (4.0%)

Compass Group PLC (United Kingdom)	255,016	4,811,816

Cox & Kings, Ltd. (India)	571,974	2,036,504

Dalata Hotel Group PLC (Ireland) †	738,415	3,521,202

		10,369,522

Household durables (2.0%)

Basso Industry Corp. (Taiwan)	652,000	1,981,195

Sony Corp. (Japan)	99,200	3,355,674

		5,336,869

Industrial conglomerates (1.6%)

Siemens AG (Germany)	30,805	4,219,579

		4,219,579

Insurance (3.2%)

Admiral Group PLC (United Kingdom)	64,857	1,616,249

AIA Group, Ltd. (Hong Kong)	493,200	3,109,670

Prudential PLC (United Kingdom)	171,646	3,625,833

		8,351,752

Internet and direct marketing retail (1.4%)

Amazon.com, Inc. †	1,600	1,418,464

B2W Cia Digital (Rights) (Brazil) †	96,072	46,032

B2W Cia Digital (Brazil) †	299,100	1,179,929

Delivery Hero Holding GmbH (acquired 6/12/15, cost $1,255,426) (Private)
(Germany) † ∆∆ F	163	1,071,050

FabFurnish GmbH (acquired 8/2/13, cost $7) (Private) (Brazil) † ∆∆ F	10	8

Global Fashion Group SA (acquired 8/2/13, cost $351,064) (Private)
(Brazil) † ∆∆ F	8,287	72,519

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $7) (Private)
(Brazil) † ∆∆ F	5	4

New Middle East Other Assets GmbH (acquired 8/2/13, cost $3) (Private)
(Brazil) † ∆∆ F	2	2

		3,788,008

Internet software and services (6.1%)

Alibaba Group Holding, Ltd. ADR (China) † S	30,739	3,314,586

Alphabet, Inc. Class C †	1,400	1,161,384

Criteo SA ADR (France) †	35,700	1,784,643

Facebook, Inc. Class A †	10,500	1,491,525

Instructure, Inc. † S	34,209	800,491

SMS Co., Ltd. (Japan)	111,900	2,837,454

Tencent Holdings, Ltd. (China)	130,500	3,741,285

United Internet AG (Germany)	18,429	815,499

		15,946,867

18 International Growth Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

IT Services (1.1%)

InterXion Holding NV (Netherlands) †	43,100	$1,705,036

Sopra Steria Group (France)	7,411	1,056,644

		2,761,680

Life sciences tools and services (1.1%)

Clinigen Group PLC (United Kingdom)	281,686	2,805,750

		2,805,750

Machinery (2.4%)

Komatsu, Ltd. (Japan)	76,400	1,991,149

NSK, Ltd. (Japan)	170,900	2,443,841

SMC Corp./Japan (Japan)	4,000	1,182,790

Sodick Co., Ltd. (Japan)	72,800	719,303

		6,337,083

Media (2.8%)

Nippon Television Holdings, Inc. (Japan)	131,700	2,267,753

WPP PLC (United Kingdom)	169,427	3,719,061

Zee Entertainment Enterprises, Ltd. (India)	175,554	1,447,878

		7,434,692

Metals and mining (1.8%)

ArcelorMittal SA (France) †	281,323	2,366,709

Nucor Corp.	15,000	895,800

Rio Tinto, Ltd. (Australia)	28,724	1,326,802

		4,589,311

Multi-utilities (0.7%)

Veolia Environnement SA (France)	99,745	1,868,524

		1,868,524

Multiline retail (0.2%)

Matahari Department Store Tbk PT (Indonesia)	550,500	544,283

		544,283

Oil, gas, and consumable fuels (3.4%)

Cenovus Energy, Inc. (New York Exchange) (Canada) S	131,500	1,485,950

Cenovus Energy, Inc. (Toronto Exchange) (Canada)	20,100	227,473

Cheniere Energy, Inc. †	34,200	1,616,634

EnCana Corp. (Canada)	154,600	1,811,233

EOG Resources, Inc.	15,900	1,551,045

Royal Dutch Shell PLC Class A (United Kingdom)	85,145	2,235,975

		8,928,310

Personal products (1.5%)

Shiseido Co., Ltd. (Japan)	57,300	1,508,030

Unilever NV ADR (Netherlands)	49,670	2,467,649

		3,975,679

Pharmaceuticals (3.4%)

Allergan PLC	6,200	1,481,304

Jazz Pharmaceuticals PLC †	8,200	1,190,066

Novartis AG (Switzerland)	69,397	5,151,168

Shionogi & Co., Ltd. (Japan)	23,400	1,208,149

		9,030,687

Professional services (1.3%)

RELX NV (United Kingdom)	186,959	3,462,414

		3,462,414

International Growth Fund 19

COMMON STOCKS (97.1%)* cont.	Shares	Value

Real estate management and development (2.1%)

Foxtons Group PLC (United Kingdom)	686,094	$827,372

Kennedy-Wilson Holdings, Inc.	83,805	1,860,471

Mitsui Fudosan Co., Ltd. (Japan)	37,000	788,988

Relo Group, Inc. (Japan)	120,000	1,989,760

		5,466,591

Road and rail (0.4%)

Norfolk Southern Corp.	8,900	996,533

		996,533

Semiconductors and semiconductor equipment (5.4%)

AIXTRON SE (Germany) †	282,431	1,049,419

Infineon Technologies AG (Germany)	106,480	2,174,735

Qorvo, Inc. † S	10,000	685,600

Rohm Co., Ltd. (Japan)	40,800	2,711,937

SCREEN Holdings Co., Ltd. (Japan)	26,600	1,956,831

SK Hynix, Inc. (South Korea)	49,408	2,231,158

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	549,000	3,419,659

		14,229,339

Software (1.7%)

Nintendo Co., Ltd. (Japan)	8,900	2,065,315

RIB Software AG (Germany) S	101,042	1,336,616

Ubisoft Entertainment SA (France) †	26,176	1,118,239

		4,520,170

Textiles, apparel, and luxury goods (1.5%)

Adidas AG (Germany)	15,684	2,983,260

CCC SA (Poland)	14,439	866,551

		3,849,811

Thrifts and mortgage finance (0.3%)

Can Fin Homes, Ltd. (India)	25,934	847,273

		847,273

Tobacco (2.1%)

British American Tobacco PLC (United Kingdom)	61,221	4,065,302

Imperial Brands PLC (United Kingdom)	29,256	1,417,443

		5,482,745

Trading companies and distributors (0.6%)

Ashtead Group PLC (United Kingdom)	80,938	1,676,262

		1,676,262

Transportation infrastructure (0.4%)

Aena SA (Spain)	7,170	1,134,340

		1,134,340

Water utilities (0.4%)

China Water Affairs Group, Ltd. (China)	1,672,000	1,101,543

		1,101,543

Wireless telecommunication services (1.0%)

SoftBank Corp. (Japan)	36,200	2,556,403

		2,556,403

Total common stocks (cost $236,875,095)		$254,451,927

20 International Growth Fund

	Expiration	Strike
WARRANTS (1.7%)* †	date	price	Warrants	Value

Hangzhou Hikvision Digital Technology Co., Ltd.
144A (China)	12/18/17	$0.00	380,400	$1,760,753

Joyoung Co., Ltd. 144A (China)	11/20/17	0.00	409,050	1,091,504

Wuliangye Yibin Co., Ltd. 144A (China)	4/17/17	0.00	247,100	1,541,731

Total warrants (cost $3,563,095)				$4,393,988

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value

U.S. Treasury Notes

1.500%, 05/31/20 [i]	$145,000	$145,379

2.875%, 03/31/18 [i]	129,000	131,230

Total U.S. treasury obligations (cost $276,609)		$276,609

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (—%)*	price	amount	Value

KOSPI 200 Index (Put)	Apr-17/$252.50	$551	$1,653

Total purchased options outstanding (cost $346,579)			$1,653

	Principal amount/
SHORT-TERM INVESTMENTS (4.0%)*		shares	Value

Putnam Cash Collateral Pool, LLC 1.03% [d]	Shares	7,270,858	$7,270,858

Putnam Short Term Investment Fund 0.87% L	Shares	2,506,654	2,506,654

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.62% P	Shares	240,000	240,000

U.S. Treasury Bills 0.497%, 4/6/17		$382,000	381,981

Total short-term investments (cost $10,399,486)			$10,399,493

TOTAL INVESTMENTS

Total investments (cost $251,460,864)			$269,523,670

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through March 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $262,128,328.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,143,583 or 0.4% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

International Growth Fund 21

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $250,534 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	16.9%	Canada	1.3%

United Kingdom	15.7	Finland	1.2

United States	9.8	Hong Kong	1.2

France	8.5	Russia	1.2

Germany	7.8	Norway	1.0

China	5.9	South Korea	0.9

Netherlands	5.9	Peru	0.6

Ireland	4.4	Argentina	0.6

India	3.8	Chile	0.5

Australia	3.3	Brazil	0.5

Switzerland	3.1	Other	1.3

Sweden	2.5	Total	100.0%

Taiwan	2.1

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $89,422,701) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	4/19/17	$1,160,963	$993,606	$167,357

	British Pound	Sell	6/21/17	6,085,279	5,990,127	(95,152)

	Canadian Dollar	Buy	4/19/17	714,160	714,542	(382)

	Canadian Dollar	Sell	4/19/17	714,160	707,191	(6,969)

	Hong Kong Dollar	Buy	5/17/17	3,157,055	3,161,786	(4,731)

Barclays Bank PLC

	Hong Kong Dollar	Buy	5/17/17	579,418	580,334	(916)

	Swiss Franc	Buy	6/21/17	1,784,497	1,768,176	16,321

Citibank, N.A.

	Australian Dollar	Buy	4/19/17	2,143,505	2,033,736	109,769

	Canadian Dollar	Sell	4/19/17	1,148,598	1,115,384	(33,214)

22 International Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $89,422,701) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Citibank, N.A. cont.

	Danish Krone	Buy	6/21/17	$2,200,914	$2,174,475	$26,439

	Euro	Sell	6/21/17	443,820	456,610	12,790

	Japanese Yen	Buy	5/17/17	2,043,629	2,008,187	35,442

	Mexican Peso	Sell	4/19/17	286,315	255,566	(30,749)

	Credit Suisse International

	New Zealand Dollar	Buy	4/19/17	495,904	488,869	7,035

	Goldman Sachs International

	Australian Dollar	Buy	4/19/17	2,455,209	2,330,030	125,179

	Chinese Yuan (Offshore)	Sell	5/17/17	15,236,033	15,220,004	(16,029)

	Euro	Sell	6/21/17	3,086,717	3,063,677	(23,040)

	Japanese Yen	Buy	5/17/17	662,734	660,628	2,106

	JPMorgan Chase Bank N.A.

	British Pound	Buy	6/21/17	8,905,803	8,764,749	141,054

	Euro	Sell	6/21/17	4,059,695	4,025,000	(34,695)

	Japanese Yen	Sell	5/17/17	1,403,519	1,395,098	(8,421)

	Norwegian Krone	Buy	6/21/17	719,344	730,969	(11,625)

	Singapore Dollar	Buy	5/17/17	2,037,450	2,024,774	12,676

	South Korean Won	Sell	5/17/17	1,885,774	1,851,172	(34,602)

	Swedish Krona	Sell	6/21/17	1,251,910	1,271,481	19,571

	Swiss Franc	Buy	6/21/17	4,715,396	4,670,231	45,165

	State Street Bank and Trust Co.

	Canadian Dollar	Sell	4/19/17	2,140,675	2,134,658	(6,017)

	Euro	Sell	6/21/17	1,249,121	1,238,681	(10,440)

	Israeli Shekel	Buy	4/19/17	2,023,707	2,037,332	(13,625)

	Japanese Yen	Buy	5/17/17	2,065,293	2,029,086	36,207

	Swiss Franc	Buy	6/21/17	8,186,900	8,108,838	78,062

UBS AG

	Euro	Sell	6/21/17	1,934,391	1,918,067	(16,324)

	Swiss Franc	Buy	6/21/17	1,266,961	1,255,117	11,844

	WestPac Banking Corp.

	Canadian Dollar	Buy	4/19/17	1,123,777	1,120,035	3,742

	Canadian Dollar	Sell	4/19/17	1,123,777	1,124,485	708

Total						$504,536

WRITTEN OPTIONS OUTSTANDING at 3/31/17 (premiums $192,547) (Unaudited)

				Expiration	Contract
				date/strike price	amount	Value

	KOSPI 200 Index (Put)			Apr-17/$247.50	$551	$551

Total						$551

International Growth Fund 23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$33,058,283	$—	$1,143,583

Consumer staples	30,472,176	—	—

Energy	8,928,310	—	—

Financials	39,403,364	—	—

Health care	26,804,227	—	—

Industrials	38,441,781	—	—

Information technology	42,613,992	—	—

Materials	15,983,977	—	—

Real estate	7,724,660	—	—

Telecommunication services	6,907,507	—	—

Utilities	2,970,067	—	—

Total common stocks	253,308,344	—	1,143,583

Purchased options outstanding	—	1,653	—

U.S. treasury obligations	—	276,609	—

Warrants	—	4,393,988	—

Short-term investments	2,746,654	7,652,839	—

Totals by level	$256,054,998	$12,325,089	$1,143,583

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$504,536	$—

Written options outstanding	—	(551)	—

Totals by level	$—	$503,985	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24 International Growth Fund

Statement of assets and liabilities 3/31/17 (Unaudited)

ASSETS

Investment in securities, at value, including $7,039,896 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $241,683,352)	$259,746,158
Affiliated issuers (identified cost $9,777,512) (Notes 1 and 5)	9,777,512

Cash	70,767

Foreign currency (cost $82,088) (Note 1)	82,739

Dividends, interest and other receivables	685,907

Foreign tax reclaim	260,404

Receivable for shares of the fund sold	77,223

Unrealized appreciation on forward currency contracts (Note 1)	851,467

Prepaid assets	49,911

Total assets	271,602,088

LIABILITIES

Payable for investments purchased	348,382

Payable for shares of the fund repurchased	120,836

Payable for compensation of Manager (Note 2)	179,868

Payable for custodian fees (Note 2)	65,956

Payable for investor servicing fees (Note 2)	107,932

Payable for Trustee compensation and expenses (Note 2)	256,437

Payable for administrative services (Note 2)	998

Payable for distribution fees (Note 2)	149,387

Unrealized depreciation on forward currency contracts (Note 1)	346,931

Written options outstanding, at value (premiums $192,547) (Notes 1 and 3)	551

Collateral on securities loaned, at value (Note 1)	7,270,858

Collateral on certain derivative contracts, at value (Note 1)	516,609

Other accrued expenses	109,015

Total liabilities	9,473,760

Net assets	$262,128,328

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$326,556,446

Distributions in excess of net investment income (Note 1)	(356,060)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(82,821,358)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	18,749,300

Total — Representing net assets applicable to capital shares outstanding	$262,128,328

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($225,499,634 divided by 12,255,104 shares)	$18.40

Offering price per class A share (100/94.25 of $18.40)*	$19.52

Net asset value and offering price per class B share ($3,621,929 divided by 218,344 shares)**	$16.59

Net asset value and offering price per class C share ($7,427,013 divided by 437,281 shares)**	$16.98

Net asset value and redemption price per class M share ($4,606,725 divided by 267,764 shares)	$17.20

Offering price per class M share (100/96.50 of $17.20)*	$17.82

Net asset value, offering price and redemption price per class R share
($728,402 divided by 40,409 shares)	$18.03

Net asset value, offering price and redemption price per class Y share
($20,244,625 divided by 1,090,382 shares)	$18.57

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Growth Fund 25

Statement of operations Six months ended 3/31/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $130,467)	$1,983,805

Interest (including interest income of $4,467 from investments in affiliated issuers) (Note 5)	4,829

Securities lending (net of expenses) (Notes 1 and 5)	83,243

Total investment income	2,071,877

EXPENSES

Compensation of Manager (Note 2)	1,062,120

Investor servicing fees (Note 2)	322,597

Custodian fees (Note 2)	48,273

Trustee compensation and expenses (Note 2)	6,897

Distribution fees (Note 2)	350,746

Administrative services (Note 2)	4,477

Other	143,634

Total expenses	1,938,744

Expense reduction (Note 2)	(11,426)

Net expenses	1,927,318

Net investment income	144,559

Net realized gain on investments (net of foreign tax of $58,667) (Notes 1 and 3)	2,267,590

Net realized gain on swap contracts (Note 1)	4,436

Net realized loss on foreign currency transactions (Note 1)	(1,814,016)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	240,778

Net unrealized appreciation of investments and written options during the period	1,124,916

Net gain on investments	1,823,704

Net increase in net assets resulting from operations	$1,968,263

The accompanying notes are an integral part of these financial statements.

26 International Growth Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/17*	Year ended 9/30/16

Operations

Net investment income	$144,559	$1,933,812

Net realized gain (loss) on investments
and foreign currency transactions	458,010	(13,751,310)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,365,694	20,917,826

Net increase in net assets resulting from operations	1,968,263	9,100,328

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,003,762)	—

Class B	(42,773)	—

Class C	(84,832)	—

Class M	(63,108)	—

Class R	(11,285)	—

Class Y	(376,664)	—

Decrease from capital share transactions (Note 4)	(15,143,876)	(29,774,891)

Total decrease in net assets	(17,758,037)	(20,674,563)

NET ASSETS

Beginning of period	279,886,365	300,560,928

End of period (including distributions in excess of net
investment income of $356,060 and undistributed net
investment income of $4,081,805, respectively)	$262,128,328	$279,886,365

* Unaudited.

The accompanying notes are an integral part of these financial statements.

International Growth Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A

March 31, 2017**	$18.54	.01	.17	.18	(.32)	(.32)	—	—	$18.40	1.12*	$225,500	.74*	.07*	54*

September 30, 2016	17.93	.12	.49	.61	—	—	—	—	18.54	3.40	242,646	1.46[d]	.70[d]	108[e]

September 30, 2015	19.05	.09	(1.21)	(1.12)	—	—	—	—	17.93	(5.88)	260,642	1.48	.49	88

September 30, 2014	18.00	.06	1.03	1.09	(.04)	(.04)	—	—	19.05	6.07	305,408	1.50	.32	110

September 30, 2013	15.03	.09	2.95	3.04	(.07)	(.07)	—[f]	—	18.00	20.30	307,077	1.53	.56	127

September 30, 2012	13.10	.09	2.30	2.39	(.50)	(.50)	—[f]	.04[g]	15.03	19.14	286,059	1.56	.60	108

Class B

March 31, 2017**	$16.66	(.05)	.16	.11	(.18)	(.18)	—	—	$16.59	.78*	$3,622	1.11*	(.31)*	54*

September 30, 2016	16.23	(.01)	.44	.43	—	—	—	—	16.66	2.65	4,169	2.21[d]	(.07) [d]	108[e]

September 30, 2015	17.38	(.05)	(1.10)	(1.15)	—	—	—	—	16.23	(6.62)	4,990	2.23	(.28)	88

September 30, 2014	16.51	(.08)	.95	.87	—	—	—	—	17.38	5.27	6,593	2.25	(.47)	110

September 30, 2013	13.82	(.03)	2.72	2.69	—	—	—[f]	—	16.51	19.46	7,870	2.28	(.22)	127

September 30, 2012	12.04	(.02)	2.13	2.11	(.37)	(.37)	—[f]	.04[g]	13.82	18.24	8,854	2.31	(.19)	108

Class C

March 31, 2017**	$17.06	(.05)	.16	.11	(.19)	(.19)	—	—	$16.98	.75*	$7,427	1.11*	(.31)*	54*

September 30, 2016	16.62	(.01)	.45	.44	—	—	—	—	17.06	2.65	7,741	2.21[d]	(.05) [d]	108[e]

September 30, 2015	17.80	(.04)	(1.14)	(1.18)	—	—	—	—	16.62	(6.63)	8,591	2.23	(.25)	88

September 30, 2014	16.91	(.08)	.97	.89	—	—	—	—	17.80	5.26	9,016	2.25	(.42)	110

September 30, 2013	14.16	(.03)	2.78	2.75	—	—	—[f]	—	16.91	19.42	8,626	2.28	(.19)	127

September 30, 2012	12.35	(.02)	2.18	2.16	(.39)	(.39)	—[f]	.04[g]	14.16	18.24	7,671	2.31	(.14)	108

Class M

March 31, 2017**	$17.31	(.03)	.16	.13	(.24)	(.24)	—	—	$17.20	.85*	$4,607	.99 *	(.18)*	54*

September 30, 2016	16.82	.03	.46	.49	—	—	—	—	17.31	2.91	4,748	1.96[d]	.19[d]	108[e]

September 30, 2015	17.96	—[e]	(1.14)	(1.14)	—	—	—	—	16.82	(6.35)	5,270	1.98	(.01)	88

September 30, 2014	17.02	(.03)	.97	.94	—	—	—	—	17.96	5.52	5,944	2.00	(.18)	110

September 30, 2013	14.22	.01	2.79	2.80	—	—	—[f]	—	17.02	19.69	6,332	2.03	.06	127

September 30, 2012	12.40	.01	2.19	2.20	(.42)	(.42)	—[f]	.04[g]	14.22	18.56	5,840	2.06	.09	108

Class R

March 31, 2017**	$18.15	(.01)	.17	.16	(.28)	(.28)	—	—	$18.03	1.04*	$728	.86*	(.05)*	54*

September 30, 2016	17.60	.08	.47	.55	—	—	—	—	18.15	3.13	708	1.71[d]	.44[d]	108[e]

September 30, 2015	18.74	.03	(1.17)	(1.14)	—	—	—	—	17.60	(6.08)	658	1.73	.16	88

September 30, 2014	17.72	.01	1.01	1.02	—[e]	—[e]	—	—	18.74	5.77	2,396	1.75	.06	110

September 30, 2013	14.80	.05	2.91	2.96	(.04)	(.04)	—[f]	—	17.72	20.00	2,389	1.78	.31	127

September 30, 2012	12.90	.05	2.28	2.33	(.47)	(.47)	—[f]	.04[g]	14.80	18.86	2,032	1.81	.38	108

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 International Growth Fund	International Growth Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class Y

March 31, 2017**	$18.73	.04	.16	.20	(.36)	(.36)	—	—	$18.57	1.28*	$20,245	.62*	.20 *	54*

September 30, 2016	18.07	.17	.49	.66	—	—	—	—	18.73	3.65	19,874	1.21[d]	.96[d]	108[e]

September 30, 2015	19.15	.14	(1.22)	(1.08)	—	—	—	—	18.07	(5.64)	20,409	1.23	.75	88

September 30, 2014	18.09	.12	1.03	1.15	(.09)	(.09)	—	—	19.15	6.35	22,419	1.25	.59	110

September 30, 2013	15.11	.14	2.95	3.09	(.11)	(.11)	—[f]	—	18.09	20.55	19,298	1.28	.86	127

September 30, 2012	13.17	.08	2.37	2.45	(.55)	(.55)	—[f]	.04[g]	15.11	19.49	12,925	1.31	.54	108

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period . As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Reflects revision of portfolio turnover rate presented in the fund’s September 30, 2016 audited financial statements.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to $0.04 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

30 International Growth Fund	International Growth Fund 31

Notes to financial statements 3/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through March 31, 2017.

Putnam International Growth Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017; however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

32 International Growth Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

International Growth Fund 33

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

34 International Growth Fund

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,480 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $7,270,858 and the value of securities loaned amounted to $7,039,896.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

International Growth Fund 35

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2016, the fund had a capital loss carryover of $81,599,854 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$9,346,362	$7,839,996	$17,186,358	*

8,798,377	N/A	8,798,377	September 30, 2017

55,615,119	N/A	55,615,119	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $253,140,381, resulting in gross unrealized appreciation and depreciation of $28,297,803 and $11,914,514, respectively, or net unrealized appreciation of $16,383,289.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

36 International Growth Fund

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Growth Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.462% of the fund’s average net assets before a decrease of $130,081 (0.050% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through January 30, 2018 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

International Growth Fund 37

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$279,275	Class R	857

Class B	4,639	Class Y	23,202

Class C	9,065	Total	$322,597

Class M	5,559

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $211 under the expense offset arrangements and by $11,215 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $195, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

38 International Growth Fund

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$277,840

Class B	1.00%	1.00%	18,479

Class C	1.00%	1.00%	36,111

Class M	1.00%	0.75%	16,609

Class R	1.00%	0.50%	1,707

Total			$350,746

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,949 and $92 from the sale of class A and class M shares, respectively, and received $1,072 and $48 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $38 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$138,600,000	$161,073,901

U.S. government securities (Long-term)	—	—

Total	$138,600,000	$161,073,901

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	551	192,547

Options exercised	—	—

Options expired	—	—

Options closed	—	—

Written options outstanding at the end
of the reporting period	$551	$192,547

International Growth Fund 39

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	207,551	$3,645,548	422,576	$7,564,566

Shares issued in connection with
reinvestment of distributions	222,695	3,730,134	—	—

	430,246	7,375,682	422,576	7,564,566

Shares repurchased	(1,263,234)	(22,194,053)	(1,874,701)	(33,496,101)

Net decrease	(832,988)	$(14,818,371)	(1,452,125)	$(25,931,535)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	8,416	$133,332	36,045	$581,079

Shares issued in connection with
reinvestment of distributions	2,668	40,364	—	—

	11,084	173,696	36,045	581,079

Shares repurchased	(42,940)	(681,437)	(93,261)	(1,488,553)

Net decrease	(31,856)	$(507,741)	(57,216)	$(907,474)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	12,843	$206,869	44,341	$721,912

Shares issued in connection with
reinvestment of distributions	4,943	76,560	—	—

	17,786	283,429	44,341	721,912

Shares repurchased	(34,146)	(550,519)	(107,496)	(1,772,886)

Net decrease	(16,360)	$(267,090)	(63,155)	$(1,050,974)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	1,495	$24,716	7,245	$121,085

Shares issued in connection with
reinvestment of distributions	3,829	60,037	—	—

	5,324	84,753	7,245	121,085

Shares repurchased	(11,852)	(195,063)	(46,246)	(779,684)

Net decrease	(6,528)	$(110,310)	(39,001)	$(658,599)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	4,036	$68,836	13,499	$235,968

Shares issued in connection with
reinvestment of distributions	386	6,331	—	—

	4,422	75,167	13,499	235,968

Shares repurchased	(2,993)	(51,959)	(11,935)	(204,734)

Net increase	1,429	$23,208	1,564	$31,234

40 International Growth Fund

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	177,271	$3,165,971	153,171	$2,759,001

Shares issued in connection with
reinvestment of distributions	18,857	318,494	—	—

	196,128	3,484,465	153,171	2,759,001

Shares repurchased	(166,745)	(2,948,037)	(221,919)	(4,016,544)

Net increase (decrease)	29,383	$536,428	(68,748)	$(1,257,543)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at
	the beginning				Fair value at
	of the				the end of the
	reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$10,314,996	$43,548,138	$46,592,276	$42,393	$7,270,858

Putnam Short Term
Investment Fund**	1,910,507	43,431,595	42,835,448	4,467	2,506,654

Totals	$12,225,503	$86,979,733	$89,427,724	$46,860	$9,777,512

* No management fees are charged to Putnam Cash Collateral Pool, LLC.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$200

Written equity option contracts (contract amount) (Note 3)	$200

Forward currency contracts (contract amount)	$119,200,000

OTC total return swap contracts (notional)	—*

Warrants (number of warrants)	940,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

International Growth Fund 41

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$851,467	Payables	$346,931

Equity contracts	Investments	4,395,641	Payables	551

Total		$5,247,108		$347,482

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$(1,757,675)	$—	$(1,757,675)

Equity contracts	212,457	—	4,436	$216,893

Total	$212,457	$(1,757,675)	$4,436	$(1,540,782)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Total

Foreign exchange
contracts	$—	$—	$87,532	$87,532
Equity contracts	557,377	(152,930)	—	$404,447

Total	$557,377	$(152,930)	$87,532	$491,979

Note 8: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

42 International Growth Fund

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts #	$167,357	$16,321	$184,440	$7,035	$127,285	$218,466	$114,269	$11,844	$4,450	$851,467

Purchased options **#	—	—	—	1,653	—	—	—	—	—	1,653

Total Assets	$167,357	$16,321	$184,440	$8,688	$127,285	$218,466	$114,269	$11,844	$4,450	$853,120

Liabilities:

Forward currency contracts #	107,234	916	63,963	—	39,069	89,343	30,082	16,324	—	346,931

Written options #	—	—	—	551	—	—	—	—	—	551

Total Liabilities	$107,234	$916	$63,963	$551	$39,069	$89,343	$30,082	$16,324	$—	$347,482

Total Financial and Derivative Net Assets	$60,123	$15,405	$120,477	$8,137	$88,216	$129,123	$84,187	$(4,480)	$4,450	$505,638

Total collateral received (pledged)†##	$60,123	$—	$120,477	$—	$—	$110,000	$84,187	$—	$—

Net amount	$—	$15,405	$—	$8,137	$88,216	$19,123	$—	$(4,480)	$4,450

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

43 Fund Growth International

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 International Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

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Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2017